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                       MORGAN STANLEY PACIFIC GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

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

                                                           AMOUNT OF    % OF    % OF
                                    OFFERING  TOTAL        SHARES    OFFERING  FUNDS
    SECURITY    PURCHASE/  SIZE OF  PRICE OF  AMOUNT       PURCHASED PURCHASED  TOTAL		     	 PURCHASED
    PURCHASED  TRADE DATE OFFERING  SHARES    OF OFFERING  BY FUND   BY FUND   ASSETS      BROKERS       FROM
-------------- ---------- -------- ---------- ------------ ---------- --------- ------ ----------------  --------

Samsung Life   04/26/10      --    KRW        44,437,420    3,330     0.01%    0.24%   Bank of America    Goldman
				  110,000,000	   				    			  Sachs,
											Merrill Lynch,    Insurance
													  Co. Asia
                                                                                        Goldman Sachs &
                                                                                          Co., Korea
                                                                                          Investment &
                                                                                         Securities Co.,
                                                                                         Morgan Stanley,
                                                                                          Shinhan
                                                                                         Investment
                                                                                        Corp., Citi, KB
                                                                                          Investment &
                                                                                         Securities Co.
                                                                                          Ltd, Nomura
                                                                                          Holdings Inc.,
                                                                                           Samsung
                                                                                          Securities Co
                                                                                         Ltd., Tong Yang
                                                                                         Securities Inc.,
                                                                                        Woori Investment
                                                                                         & Securities Co.
                                                                                             Lt.

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